Use of Estimates, Judgments and Assumptions	6 Months Ended
Jun. 30, 2018
Text block [abstract]
Use of Estimates, Judgments and Assumptions
4.	Use of Estimates, Judgments and Assumptions

In the application of the Company’s accounting policies, management is required to make judgments, estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized prospectively.

The following are the critical judgments and assumptions that management has made in the process of applying the Company’s accounting policies and that have the most significant effect on the amounts recognized in the interim financial statements.

Equity settled share-based payments

Share options granted to employees, consultants and directors are measured at the grant date fair value of the equity instruments granted. The grant date fair value is determined through the use of an option-pricing model considering the following variables:

(a)	the exercise price of the option;

(b)	the expected life of the option;

(c)	the current value of the underlying shares;

(d)	the expected volatility of the share price;

(e)	the dividends expected on the shares; and

(f)	the risk-free interest rate for the life of the option.

The estimated fair value of each share option granted was determined utilizing the Hull & White option pricing model, which considers the terms and conditions attached to the grants made and is reflective of expected exercise behavior. Because the Company’s shares have been publicly traded for a relatively short amount of time, the expected volatility was set by also giving weight to the historic share price volatility of a set of peer companies. The continuous yield on U.S. Treasury Bills with a term to maturity comparable to the expected life of the options, as published by the U.S. Department of Treasury, was applied.

The result of the share option valuations and the related compensation expense that is recognized for the respective vesting periods during which services are received are dependent on the model and input parameters used. Even though management considers the fair values reasonable and defensible based on the methodologies applied and the information available, others might derive a different fair value for the Company’s share options. These assumptions and estimates are further discussed in Note 9 to the financial statements.

Capitalization of development costs

The criteria for capitalization of development costs have been considered by management and determined not to have been met in the second quarter of 2018. Therefore, all development expenditures relating to internally generated intangible assets in 2018 were expensed as incurred.

Income taxes

As of June 30, 2018, deferred tax assets have not been recognized in respect of tax losses as the Company has no history of generating taxable profits. Therefore, at the balance sheet date, there is no convincing evidence that sufficient taxable profit will be available against which the tax losses can be utilized.

Merus US, Inc., which is incorporated in the United States in the State of Delaware, is subject to statutory U.S. Federal corporate income taxes and state income taxes for Massachusetts. Current year income tax expense was attributable entirely to Merus US, Inc. which provides general management services and strategic advisory services to the Company. Corporate income tax expenses were €0.1 million for the three- and six-month periods ended June 30, 2018, as compared to €0.1 million for the three- and six-month periods ended June 30, 2017.

Deferred revenue

Pursuant to the Company’s research, collaboration and license agreements with ONO, Incyte, and Jiangsu Simcere Pharmaceutical Co. Ltd. (“Simcere”), the Company has received upfront non-refundable payments for certain rights granted under the respective agreements. The applicable period over which to recognize these upfront payments requires significant judgment and was impacted by the adoption of IFRS 15 (See Note 3 and Note 8).

Revenue related to ONO upfront payments is deferred and amortized based on a measure of progress in delivering research services under the contract. Revenue related to Incyte and Simcere upfront payments is deferred and amortized on a straight-line basis over the estimated research term (See Note 3 and Note 8).

Research and development expenses

Research and development expenses represent costs that primarily include: (i) payroll and related costs (including share-based payment expenses) associated with research and development personnel; (ii) costs related to clinical trials and preclinical testing of the Company’s technologies under development; (iii) costs to develop product candidates, including raw materials and supplies, product testing, depreciation, and facility related expenses; (iv) expenses for research services provided by universities and contract laboratories; and (v) other research and development expenses. Research and development expenses are recognized in the consolidated statement of profit or loss and comprehensive loss as incurred when these expenditures relate to the Company’s research and development services and have no alternative future uses.

The Company has entered into various research and development contracts with research institutions and other companies. These agreements are generally cancelable. The Company records accruals for estimated ongoing research costs. When evaluating the adequacy of the accrued liabilities, the Company analyzes progress of the studies, including the phase or completion of events, invoices received and contracted costs. Significant judgments and estimates may be made in determining the accrued balances at the end of any reporting period. Actual results could differ from the Company’s estimates. The Company’s historical accrual estimates have not been materially different from the actual costs.